GL-
GLADSTONE INVESTMENT CORPORATION INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
CUSIP 376546 10 7 See Reverse Side For Certain Definitions
THIS IS TO CERTIFY IS THE OWNER
FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.001 EACH OF THE COMMON STOCK OF
CERTIFICATE OF STOCK
transferable on the books of the Corporation in or by duly authorized attorney upon surrender of this Certificate properly endorsed. The Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar IN WITNESS WHERE OF the sale Corporation has caused this Certificate to be endorsed by the facsimlle signature of the duly authorised officers and to be sealed with the facsimile seal of the Corporation
Dated
Treasurer
Chairman and Chief Executive Officer
AUTHORIZED SIGNATURE
TRANSFER AGENT AND REGISTRAR
COUNTERSIGNED BY THE REGISTERED: THE BANK OF NEW YORK (NEW YORK) TRANSFER AGENT AND REGISTRAR

     The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Registrar and Transfer Agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT-	Custodian
TEN ENT	-	as tenants by the entireties	(Cust)	(Minor)
JT TEN	-	as joint tenants with right	under Uniform Gifts to Minors
		of survivorship and not as tenants	Act
		in common	(State)

Additional abbreviations may also be used though not in the above list.

   For Value Received,                                                                                                                           hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated________________________

X
(owner sign here)

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.

Signature guaranteed by:

Firm

	City	State